N
EWS
R
ELEASE
EVEREST RE GROUP,

LTD.
Seon Place, 141 Front Street, 4
th

Floor, Hamilton HM 19, Bermuda
Contacts
Media: Dawn Lauer

Investors: Matt Rohrmann
Chief Communications Officer

Head of Investor Relations
Everest Global Services, Inc.

Everest Global Services, Inc.
908.300.7670

908.604.7343

Everest Re Group Reports Second Quarter 2022 Results
$386 Million of Net Operating Income and 15.3% Annualized Operating

ROE
$123 Million of Net Income and 91.8% Combined Ratio
HAMILTON,

Bermuda --

(BUSINESS WIRE)

– July

27, 2022

– Everest Re Group, Ltd. (“Everest”

or the
“Group”)

today reported its second quarter 2022 results.
Second Quarter 2022 Highlights
●
$386

Million

of

Net

Operating

Income,

15.3%

annualized

Operating

ROE,

and

Net

Income

of
$123 Million
●
$3.4 billion in

gross written premium (“GWP”)

with year over

year growth of

8.1% for the

Group
(10.3%

in

constant

dollars),

19.6%

for

Insurance

(20.5%

in

constant

dollars),

and

2.5%

for
Reinsurance (5.2% in constant dollars)
●
Combined ratios of 91.8% for the Group, 91.8% for Reinsurance and 91.5%

for Insurance
●
Attritional

combined

ratios

of

87.2%

for

the

Group,

86.0%

for

Reinsurance

and

90.2%

for
Insurance

●
Pre-tax

underwriting

income

of

$240

million

including

$85

million

of

catastrophe

losses

net

of
recoveries

and

reinstatement

premiums.

Catastrophe

events

comprised

of

South

Africa

flood
losses, Canadian and European storms, and 2Q events in the United

States
●
Everest posted

a $45M

estimate for

the Russia/Ukraine

war.

We

have limited

direct exposure

to
the Russia/Ukraine war but, significant uncertainty regarding market and industry losses remains
●
Net

investment income

of

$226

million, balanced

between fixed

income and

a

strong alternative
investments performance

Everest Re Group President & CEO Juan C. Andrade commented on the

Company’s results:
“Everest’s

solid

second

quarter

results

reflect

the

successful

execution

of

our

strategy

with

strong
momentum across our key performance objectives. Our focus

on underwriting profitability and operational
efficiency,

supported

by

our

investment

portfolio

delivered

$386

million

in

net

operating

income

and

a
$15.3%

operating

ROE.

We

expanded

margins

across

our

insurance

and

reinsurance

businesses

with
disciplined

growth,

continued

to

scale

our

insurance

platform

and

in

reinsurance

capitalized

on

strategic
market

opportunities

that

improved

the

diversity

and

economics

of

our

book,

while

reducing

volatility.
Everest’s

breadth

of

global

talent,

disciplined

underwriting

and

market

leadership

provide

strength

and
stability to

our customers

in the

increasingly complex

environment. Entering

the second

half of

the year,
we are well-positioned to continue executing our strategy and providing attractive shareholder returns.”
Summary of Second Quarter 2022 Net Income and Other Items

● Net income of $123 million, equal to $3.11 per diluted share vs. second quarter 2021 net income of
$680 million, equal to $16.95 per diluted share
●
Net operating income of $386 million, equal to

$9.79 per diluted share vs. second quarter 2021 net
operating income of $587 million, equal to $14.63 per diluted share
●
GAAP combined

ratio of

91.8% including

2.9 points

of catastrophe

losses vs.

the second

quarter
2021 figures of 89.3% including 1.8 points of catastrophe losses
●
Operating

cashflow

for

the

quarter

of

$715

million

vs.

the

second

quarter

2021

figure

of

$724
million
The following table summarizes the Company’s net income and related financial metrics.
Net income and operating income Q2
Year to

Date
Q2
Year to

Date
All values in USD millions except for per share amounts 2022 2022 2021 2021
Everest Re Group
Net income 123 420 680 1,022
Net operating income (loss) 386 792 587 847
Net income per diluted common share 3.11 10.67 16.95 25.47
Net operating income per diluted common share 9.79 20.10 14.63 21.12
Net income annualized return on average equity 4.8% 8.4% 28.4% 21.6%
Net operating income annualized return on average equity 15.3% 15.8% 24.5% 17.9%
Notes
1/ Refer to the reconciliation of net income to net operating income found on page 6 of this press release

Equity and Book Value per Share Q2
Year to

Date
Q2
Year to

Date
All values in USD millions except for per share amounts 2022 2022
2021 2021
Beginning shareholders' equity 9,528 10,139
9,683 9,726
Net income 123 420
680 1,022
Change- unrealized gains (losses) - Fixed inc. investments (717) (1,528)
86 (207)
Dividends to shareholders (65) (126)
(62) (124)
Purchase of treasury shares
-
(1)
(17) (40)
Other (16) (52)
47 40
Ending shareholders' equity 8,853 8,853
10,417 10,417
Common shares outstanding
39.42 40.02
Book value per common share outstanding
224.59 260.32
Less: Unrealized on fixed inc. investments ("URAD")
(32.68) 12.93
Book value excl. URAD per common share outstanding
257.27 247.39
Change in BVPS adjusted for dividends
-11.8%
Total Shareholder Return ("TSR") - Annualized
6.6%
Common share dividends paid - last 12 months
6.30 6.20
The following information summarizes the Company’s underwriting results, on a consolidated basis and by segment – Reinsurance and Insurance, with selected commentary on results by segment.

Underwriting information - Everest Re Group Q2 Year to Date Q2 Year to Date
Year on Year

Change
All values in USD millions except for percentages 2022 2022 2021 2021 Q2 Year to Date
Gross written premium 3,447 6,633 3,190 6,122 8.1% 8.4%
Net written premium 3,022 5,834 2,809 5,363 7.5% 8.8%
Loss ratio 64.3% 64.2% 62.0% 66.7%

2.3 pts

(2.5) pts

Commission and brokerage ratio 21.6% 21.6% 21.8% 21.2%

(0.2) pts

0.4 pts

Other underwriting expenses 5.8% 5.8% 5.5% 5.7%

0.3 pts

0.1 pts

Combined ratio 91.8% 91.7% 89.3% 93.6%

2.5pts

(1.9) pts

Attritional combined ratio 87.2% 87.3% 87.6% 87.4%

(0.4) pts

(0.1) pts

Pre-tax net catastrophe losses 85 200 45 305
Pre-tax net covid losses - - - -
Pre-tax net Russian / Ukraine War

losses
45 45 - -
Pre-tax net prior year reserve development (1) (2) (3) (4)
Notes
1/ Attritional combined ratio excludes catastrophe losses,

reinstatement premiums, prior year development, Covid-19 losses,

CECL, and losses from the
Russian/Ukraine war.
2/Pre-tax net catastrophe losses are net of reinsurance and

reinstatement premiums

Reinsurance Segment – Quarterly Highlights
●
Gross

written

premiums

of

$2.2

billion

for

the

quarter.

The

June

1

and

July

1

renewals

were
successful

as

we

continue

to

write

a

stronger,

less

volatile,

more

diversified,

and

more

profitable
book of business.
●
Improved

risk-adjusted

profitability

of

the

portfolio

driven

by

targeted

underwriting

actions,
resulting in a 30-basis point

improvement in the attritional loss

ratio for the quarter vs. the

prior year
(58.8% vs. 59.1%) and an attritional combined ratio of 86.0%
● Continued expense discipline resulting in an operating expense ratio for the quarter of 2.4%, and a combined ratio of 91.8%
Underwriting information - Reinsurance segment
Q2
Year to Date
Q2
Year to Date
Year on Year

Change
All values in USD millions except for percentages
2022 2022 2021 2021 Q2
Year to Date
Gross written premium 2,201 4,387 2,148 4,207 2.5% 4.3%
Net written premium 2,122 4,204 2,060 3,973 3.0% 5.8%
Loss ratio 64.6% 64.4% 60.8% 66.0%

3.8 pts

(1.6) pts

Commission and brokerage ratio 24.8% 24.8% 24.6% 23.8%

0.2 pts

1.0 pts

Other underwriting expenses 2.4% 2.4% 2.5% 2.7%

(0.1) pts

(0.3) pts

Combined ratio 91.8% 91.6% 87.9% 92.5%

3.9 pts

(0.9) pts

Attritional combined ratio 86.0% 86.1% 86.1% 85.8%

(0.1) pts

0.3 pts

Pre-tax net catastrophe losses 80 190 35 248
Pre-tax net covid losses - - - -
Pre-tax net Russian / Ukraine War

losses
45 45 - -
Pre-tax net prior year reserve development (1) (2) (1) (3)
Notes
1/ Attritional combined ratio excludes catastrophe losses,

reinstatement premiums, prior year development, Covid-19 losses,

CECL, and losses from the
Russian/Ukraine war.
2/Pre-tax net catastrophe losses are net of reinsurance and

reinstatement premiums
Insurance Segment – Quarterly Highlights
●
Gross

written

premiums

of

$1.2

billion

reflecting

a

19.6%

increase

year

over

year,

driven

by

balanced and
diversified growth

across most

lines of

business and

geographies, partially

offset

by our

continued focus

to
reduce exposure in property CAT

● Excellent profitability with a 91.5% combined ratio and 90.2% attritional combined ratio (a 1.9 points improvement compared to 2Q 2021)
●
Rate increases remain solid and above loss trend

Underwriting information - Insurance segment
Q2 Year to Date Q2 Year to Date
Year on Year

Change
All values in USD millions except for percentages 2022 2022 2021 2021 Q2 Year to Date
Gross written premium 1,246 2,247 1,042 1,914 19.6% 17.4%
Net written premium 899 1,630 749 1,390 20.0% 17.2%
Loss ratio 63.6% 63.9% 65.6% 68.7%

(2.0) pts

(4.8) pts

Commission and brokerage ratio 12.8% 12.7% 13.3% 13.2%

(0.5) pts

(0.5) pts

Other underwriting expenses 15.1% 15.2% 14.6% 14.8%

0.5 pts

0.4 pts

Combined ratio 91.5% 91.7% 93.5% 96.7%

(2.0) pts

(5.0) pts

Attritional combined ratio 90.2% 90.6% 92.1% 92.2%

(1.9) pts

(1.6) pts

Pre-tax net catastrophe losses 5 10 10 58
Pre-tax net covid losses - - - -
Pre-tax net Russian / Ukraine War

losses
- - - -
Pre-tax net prior year reserve development - 1 (1) (1)
Notes
1/ Attritional combined ratio excludes catastrophe losses,

reinstatement premiums, prior year development, Covid-19 losses,

CECL, and losses from the
Russian/Ukraine war.
2/Pre-tax net catastrophe losses are net of reinsurance and

reinstatement premiums
Investments and Shareholders’ Equity at June 30, 2022

● Total invested assets and cash of $28.7 billion versus the year end 2021 value of $29.7 billion
●
Shareholders’

equity

of

$8.9

billion

vs.

$10.1

billion

at

year

end

2021,

largely

driven

by

$1.5

billion

of
unrealized net losses on fixed maturity investments
● Book value per diluted share of $224.59 vs. $258.21 at year end 2021
● Book value per diluted share excluding unrealized gains (losses) on fixed maturity investments of $257.27 vs.
$252.12 at year end 2021
●
Common share dividends declared and paid in the quarter of $1.65 per share equal to $65 million
This

news

release

contains

forward-looking

statements

within

the

meaning

of

the

U.S.

federal

securities
laws. We

intend these

forward-looking

statements to

be covered

by the

safe harbor

provisions

for forward-
looking statements in

the U.S. Federal securities

laws. These statements involve

risks and uncertainties

that
could cause actual

results

to differ

materially from

those contained

in forward

-looking statements

made on
behalf of the Company. These risks and uncertainties include the impact of general economic conditions and conditions

affecting

the

insurance

and

reinsurance

industry,

the

adequacy

of

our

reserves,

our

ability

to
assess underwriting

risk, trends

in rates

for property

and casualty

insurance and

reinsurance, competition,
investment

market

and

investment

income

fluctuations,

trends

in

insured

and

paid

losses,

catastrophes,
pandemic,

regulatory

and

legal

uncertainties

and

other

factors

described

in

our

latest

Annual

Report

on
Form

10-K.

The

Company

undertakes

no

obligation

to

publicly

update

or

revise

any

forward-looking
statements, whether as a result of new information, future events or otherwise.

About Everest Re Group, Ltd.
Everest Re

Group, Ltd. (“Everest”)

is a

leading global provider

of reinsurance and

insurance, operating for

close to
50 years through subsidiaries in the U.S., Europe, Singapore, Canada, Bermuda,

and other territories.
Everest

offers

property,

casualty,

and

specialty

products

through

its

various

operating

affiliates

located

in

key
markets around the world.
Everest common stock (NYSE:RE) is a component of the S&P 500 index.
Additional

information

about

Everest,

our

people,

and

our

products

can

be

found

on

our

website

at
www.everestre.com . All issuing companies may not do business in all jurisdictions.
A conference call

discussing

the results will

be held at 8:00 a.m. Eastern

Time on July 28, 2022.

The call will
be available

on the Internet

through

the Company’s

web site

at everestre.com/investors.
Recipients are encouraged to visit the Company’s web site to view supplemental financial

information on the
Company’s

results.

The

supplemental

information

is

located

at

www.everestre.com

in

the
“Investors/Financials/Quarterly

Results” section of the

website.

The supplemental financial information

may
also be

obtained

by contacting

the Company

directly.

_______________________________________________
The

Company

generally

uses

after-tax

operating

income

(loss),

a

non-GAAP

financial

measure,

to

evaluate

its
performance.

After-tax

operating income

(loss) consists

of net

income (loss)

excluding after-tax

net gains

(losses)
on investments and after-tax net foreign exchange income (expense) as the following reconciliation displays:

Three Months Ended June 30, Six Months Ended June 30,
(Dollars in thousands, except per share amounts)
2022 2021 2022 2021
(unaudited) (unaudited)
Per Diluted Per Diluted Per Diluted Per Diluted
Amount Share Amount Share Amount Share Amount Share
Net income (loss) $122,630 $3.11 $679,982 $16.95 $420,381 $10.67 $1,021,844 $25.47
After-tax net gains (losses) on investments ($189,060) ($4.79) $83,752 $2.09 ($312,429) ($7.93) $113,787 $2.84
After-tax net foreign exchange income (expense) ($74,217) ($1.88) $9,222 $0.23 ($58,879) ($1.49) $60,840 $1.52
After-tax operating income (loss) $385,907 $9.79 $587,008 $14.63 $791,689 $20.10 $847,217 $21.12
(Some amounts may not reconcile due to rounding.)
Although

net

gains

(losses)

on

investments

and

net

foreign

exchange

income

(expense)

are

an

integral

part

of

the
Company’s insurance operations, the determination of

net gains (losses) on investments and foreign exchange income
(expense)

is

independent

of

the

insurance

underwriting process.

The

Company believes

that

the

level

of

net

gains
(losses) on investments and net foreign exchange income (expense) for any particular period is not

indicative

of

the

performance

of

the

underlying

business

in

that

particular

period.

Providing

only

a

GAAP
presentation

of

net

income

(loss)

makes

it

more

difficult

for

users

of

the

financial

information

to

evaluate

the
Company’s

success

or

failure

in

its

basic

business

and

may

lead

to

incorrect

or

misleading

assumptions

and
conclusions.

The Company understands that the equity analysts who follow the Company focus on after-tax operating
income (loss)

in

their analyses

for the

reasons discussed

above.

The Company

provides after-tax

operating income
(loss)

to

investors

so

that

they

have

what

management

believes

to

be

a

useful

supplement

to

GAAP

information
concerning the Company’s performance.

--Financial

Details

Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS

OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
Three Months Ended

Six Months Ended

June 30, June 30,
(Dollars in thousands, except per share amounts) 2022 2021 2022 2021
(unaudited) (unaudited)
REVENUES:
Premiums earned

$2,916,237 $2,558,372 $5,708,003 $4,946,237
Net investment income 225,978 407,095 468,808 667,508
Net gains (losses) on investments:
Credit allowances on fixed maturity securities (1,490) (15,927) (13,343) (22,904)
Gains (losses) from fair value adjustments (188,924) 103,525 (325,784) 132,581
Net realized gains (losses) from dispositions (45,851) 16,511 (50,765) 33,334
Total net gains (losses) on investments (236,265) 104,109 (389,892) 143,011
Other income (expense) (71,337) 7,114 (55,977) 63,707
Total revenues 2,834,613 3,076,690 5,730,942 5,820,463
CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses

1,876,247 1,586,141 3,666,110 3,297,560
Commission, brokerage, taxes and fees 630,294 557,749 1,235,523 1,046,760
Other underwriting expenses

169,533 140,844 330,826 283,075
Corporate expenses 15,018 16,168 29,038 28,546
Interest, fees and bond issue cost amortization expense 24,398 15,607 48,476 31,246
Total claims and expenses 2,715,490 2,316,509 5,309,973 4,687,187
INCOME (LOSS) BEFORE TAXES 119,123 760,181 420,969 1,133,276
Income tax expense (benefit) (3,507) 80,199 588 111,432
NET INCOME (LOSS) $122,630 $679,982 $420,381 $1,021,844
Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)")

on securities arising
during the period
(732,364) 84,171 (1,547,540) (204,444)
Reclassification adjustment for realized losses (gains) included in net
income (loss)
15,841 1,590 20,019 (2,076)
Total URA(D) on securities arising during the period (716,523) 85,761 (1,527,521) (206,520)
Foreign currency translation adjustments (28,269) 34,295 (62,371) 24,713
Reclassification adjustment for amortization of net (gain)

loss included in
net income (loss)
758 2,043 1,515 4,086
Total benefit plan net gain (loss) for the period 758 2,043 1,515 4,086
Total other comprehensive income (loss), net of tax (744,034) 122,099 (1,588,377) (177,721)
COMPREHENSIVE INCOME (LOSS) $(621,404) $802,081 $(1,167,996) $844,123
EARNINGS PER COMMON SHARE:
Basic $3.11 $16.97 $10.67 $25.50
Diluted 3.11 16.95 10.67 25.47

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS
June 30,
December 31,
(Dollars and share amounts in thousands, except par value

per share)
2022

2021

(unaudited)
ASSETS:
Fixed maturities - available for sale, at fair value $21,880,443 $22,308,272
(amortized cost: 2022, $23,408,417; 2021, $22,063,592, credit allowances: 2022, ($42,714); 2021,
($29,738))
Fixed maturities - held to maturity, at amortized cost, net of credit allowances

(fair value: 2022, $71,245, credit allowances: 2022, ($366)) 71,390 -
Equity securities, at fair value 1,299,221 1,825,908
Short-term investments (cost: 2022, $300,854; 2021, $1,178,386) 300,840 1,178,337
Other invested assets 3,055,356 2,919,965
Cash 2,116,049 1,440,861
Total investments and cash 28,723,299 29,673,343
Accrued investment income 178,123 149,105
Premiums receivable 3,406,564 3,293,598
Reinsurance recoverables 2,096,968 2,053,354
Funds held by reinsureds 909,454 868,601
Deferred acquisition costs 836,496 872,289
Prepaid reinsurance premiums 562,550 515,445
Income taxes

336,646 2,381
Other assets 857,550 757,167
TOTAL ASSETS $37,907,650 $38,185,283
LIABILITIES:
Reserve for losses and loss adjustment expenses 19,993,054 19,009,486
Future policy benefit reserve 33,580 35,669
Unearned premium reserve 4,681,010 4,609,634
Funds held under reinsurance treaties 12,658 18,391
Other net payable to reinsurers 492,556 449,723
Losses in course of payment 79,549 260,684
Senior notes 2,346,495 2,345,800
Long term notes 223,824 223,774
Borrowings from FHLB 519,000 519,000
Accrued interest on debt and borrowings 16,664 17,348
Unsettled securities payable 66,150 16,698
Other liabilities 590,244 539,896
Total liabilities 29,054,784 28,046,103
SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding - -
Common shares, par value: $0.01; 200,000 shares authorized; (2022)

69,947
and (2021) 69,790 outstanding before treasury shares 700 698
Additional paid-in capital 2,283,513 2,274,431
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of ($208,066) at 2022 and $26,781 at 2021 (1,576,854) 11,523
Treasury shares, at cost; 30,529 (2022) and 30,524 shares (2021) (3,848,630) (3,847,308)
Retained earnings 11,994,137 11,699,836
Total shareholders' equity

8,852,866 10,139,180
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $37,907,650 $38,185,283

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS

OF CASH FLOWS

Six Months Ended

June 30,
(Dollars in thousands)
2022 2021
(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) $420,381 $1,021,844
Adjustments to reconcile net income to net cash provided

by operating activities:
Decrease (increase) in premiums receivable (223,030) (499,647)
Decrease (increase) in funds held by reinsureds, net (51,451) (79,485)
Decrease (increase) in reinsurance recoverables (236,849) 15,836
Decrease (increase) in income taxes (100,230) 76,452
Decrease (increase) in prepaid reinsurance premiums (109,716) (71,566)
Increase (decrease) in reserve for losses and loss adjustment expenses
1,360,076 1,139,879
Increase (decrease) in future policy benefit reserve (2,089) (1,226)
Increase (decrease) in unearned premiums 176,631 500,077
Increase (decrease) in other net payable to reinsurers 119,858 72,850
Increase (decrease) in losses in course of payment (178,091) 70,653
Change in equity adjustments in limited partnerships (156,868) (377,120)
Distribution of limited partnership income 105,452 49,053
Change in other assets and liabilities, net (11,031) (206,994)
Non-cash compensation expense

23,919 22,439
Amortization of bond premium (accrual of bond discount) 35,052 37,928
Net (gains) losses on investments 389,892 (143,011)
Net cash provided by (used in) operating activities 1,561,906 1,627,962
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called/repaid - available for sale
1,661,128 1,897,536
Proceeds from fixed maturities matured/called/repaid - held to maturity
333 -
Proceeds from fixed maturities sold - available for sale 772,148 599,737
Proceeds from equity securities sold, at fair value 437,815 474,663
Distributions from other invested assets 204,790 112,398
Cost of fixed maturities acquired - available for sale (4,070,949) (3,949,973)
Cost of fixed maturities acquired - held to maturity (72,061) -
Cost of equity securities acquired, at fair value (283,352) (360,016)
Cost of other invested assets acquired (307,525) (309,691)
Net change in short-term investments 878,360 506,285
Net change in unsettled securities transactions 22,512 (103,527)
Net cash provided by (used in) investing activities (756,801) (1,132,588)
CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period for share-based

compensation, net of expense
(14,835) (11,349)
Purchase of treasury shares (1,322) (40,328)
Dividends paid to shareholders (126,079) (124,274)
Cost of shares withheld on settlements of share-based compensation awards
(17,352) (13,713)
Net cash provided by (used in) financing activities (159,588) (189,664)
EFFECT OF EXCHANGE RATE CHANGES ON CASH 29,671 (1,016)
Net increase (decrease) in cash 675,188 304,694
Cash, beginning of period 1,440,861 801,651
Cash, end of period $2,116,049 $1,106,345
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered) $100,506 $34,780
Interest paid

31,835 31,695